RenaissanceRe Holdings Ltd.

Financial Supplement

June 30, 2007

Contact:

Investors:

RenaissanceRe Holdings Ltd.
Fred R. Donner, Executive Vice President or
Todd R. Fonner, Senior Vice President
441-295-4513

Media:

Kekst and Company
David Lilly or Dawn Dover
212-521-4800

RenaissanceRe Holdings Ltd.

Contents

Page(s)
Basis of Presentation	i

Financial Highlights	1

Income Statements
a. Summary Consolidated Statements of Operations	2-3
b. Consolidated Segment Underwriting Results	4-5
c. Reinsurance Segment - Catastrophe and Specialty Underwriting Results	6
d. Reinsurance Segment Gross Premiums Written	7-8
e. Individual Risk Segement Gross Premiums Written	9
f. DaViniciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	10

Balance Sheets
a. Summary Consolidated Balance Sheets	11
b. Composition of Investment Portfolio	12
c. Summary of Other Investments	13

Loss Reserve Analysis
a. Reserve for Claims and Claim Expenses	14
b. Paid to Incurred Analysis	15

Other Items
a. Equity in Earnings of Other Ventures	16
b. Ratings	17

Comments on Regulation G	18

RenaissanceRe Holdings Ltd.

Basis of Presentation

This financial supplement includes certain non-GAAP financial measures including “operating income”, “operating income per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium” and "managed catastrophe premium, net of fully-collateralized joint ventures". A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See page 18 for Comments on Regulation G.

RenaissanceRe Holdings Ltd. is a global provider of reinsurance and insurance. Our business consists of two segments: (1) Reinsurance, which includes catastrophe reinsurance, specialty reinsurance and certain joint ventures and other investments managed by our subsidiary RenaissanceRe Ventures Ltd., and (2) Individual Risk, which includes primary insurance and quota share reinsurance.

Cautionary Statement under "Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this news release contain information about the Company's future business prospects. These statements may be considered "forward-looking". These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2006 and its Quarterly Report on Form 10-Q for the quarter ending March 31, 2007.

All information contained herein is unaudited, except for the financial data relating to the balance sheet for the year ended December 31, 2006. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including the Annual Report on Form 10-K for 2006 and Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.

Financial Highlights

	Three months ended June 30,		Six months ended June 30,
	2007	2006	2007	2006
Highlights
Gross premiums written	$845,860	$742,551	$1,478,589	$1,490,943
Net premiums written	609,842	512,244	1,180,869	1,210,079
Net premiums earned	358,454	430,941	721,072	782,613
Net claims and claim expenses incurred	138,854	207,336	284,846	306,514
Underwriting income	133,564	119,952	257,937	282,701
Net investment income	118,140	74,012	226,155	154,446
Net income available to common shareholders	183,166	130,408	373,971	309,388
Net realized losses on investments	(11,566)	(24,348)	(7,481)	(41,104)
Operating income available to common shareholders (1)	194,732	154,756	381,452	350,492

Total assets	$8,613,382	$7,738,629	$8,613,382	$7,738,629
Total shareholders’ equity	$3,460,038	$2,538,519	$3,460,038	$2,538,519

Per share data
Net income available to common shareholders per common share - diluted	$2.53	$1.81	$5.16	$4.31
Operating income available to common shareholders per common share - diluted (1)	$2.69	$2.15	$5.26	$4.88
Dividends per common share	$0.22	$0.21	$0.44	$0.42

Book value per common share	$38.88	$28.37	$38.88	$28.37
Accumulated dividends per common share	6.56	5.70	6.56	5.70
Book value per common share plus accumulated dividends	$45.44	$34.07	$45.44	$34.07

Financial ratios
Net claims and claim expense ratio - current accident year	55.2%	50.7%	54.2%	46.0%
Net claims and claim expense ratio - prior accident years	(16.5%)	(2.6%)	(14.7%)	(6.8%)
Net claims and claim expense ratio - calendar year	38.7%	48.1%	39.5%	39.2%
Underwriting expense ratio	24.0%	24.1%	24.7%	24.7%
Combined ratio	62.7%	72.2%	64.2%	63.9%

Operating return on average common equity - annualized (1)	28.5%	31.3%	28.8%	36.8%
(1)	Operating income excludes net realized losses on investments. See Comments on Regulation G for a reconciliation to net income.

1

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Quarter to Date

	Three months ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
Revenues
Gross premiums written	$845,860	$632,729	$194,952	$257,752	$742,551
Net premiums written	$609,842	$571,027	$156,846	$162,695	$512,244
(Increase) decrease in unearned premiums	(251,388)	(208,409)	223,242	204,381	(81,303)
Net premiums earned	358,454	362,618	380,088	367,076	430,941
Net investment income	118,140	108,015	83,233	80,427	74,012
Net foreign exchange (losses) gains	(373)	5,167	(1,715)	(2,160)	(2,441)
Equity in earnings of other ventures	9,675	10,701	8,624	10,131	9,221
Other (loss) income	(5,498)	(2,203)	(4,160)	2,006	(84)
Net realized (losses) gains on investments	(11,566)	4,085	2,489	4,151	(24,348)
Total revenues	468,832	488,383	468,559	461,631	487,301

Expenses
Net claims and claim expenses incurred	138,854	145,992	97,280	42,436	207,336
Acquisition expenses	59,509	63,729	73,288	63,998	74,597
Operational expenses	26,527	28,524	32,235	27,364	29,056
Corporate expenses	4,927	7,004	7,987	5,121	5,571
Interest expense	7,195	11,979	8,439	9,492	10,370
Total expenses	237,012	257,228	219,229	148,411	326,930
Income before minority interest and taxes	231,820	231,155	249,330	313,220	160,371
Minority interest - DaVinciRe	(37,399)	(29,107)	(38,665)	(52,830)	(21,207)
Income before taxes	194,421	202,048	210,665	260,390	139,164
Income tax expense	(680)	(107)	(42)	(616)	(94)
Net income	193,741	201,941	210,623	259,774	139,070
Dividends on preference shares	(10,575)	(11,136)	(9,488)	(8,662)	(8,662)
Net income available to common shareholders	$183,166	$190,805	$201,135	$251,112	$130,408
Operating income available to common shareholders per Common Share - diluted (1)	$2.69	$2.57	$2.74	$3.42	$2.15
Net income available to common shareholders per Common Share - basic	$2.57	$2.68	$2.83	$3.53	$1.84
Net income available to common shareholders per Common Share - diluted	$2.53	$2.63	$2.78	$3.48	$1.81

Average shares outstanding - basic	71,259	71,281	71,178	71,093	71,049
Average shares outstanding - diluted	72,430	72,514	72,467	72,115	71,926

Net claims and claim expense ratio	38.7%	40.2%	25.6%	11.6%	48.1%
Underwriting expense ratio	24.0%	25.4%	27.8%	24.9%	24.1%
Combined ratio	62.7%	65.6%	53.4%	36.5%	72.2%
Operating return on average common equity - annualized (1)	28.5%	29.1%	33.3%	45.6%	31.3%
(1)	Operating income excludes net realized gains and losses on investments. See Comments on Regulation G for a reconciliation to net income.

2

RenaissanceRe Holdings Ltd.

Summary Consolidated Statements of Operations - Year to Date

	Six months ended
	June 30, 2007	June 30, 2006
Revenues
Gross premiums written	$1,478,589	$1,490,943
Net premiums written	$1,180,869	$1,210,079
Increase in unearned premiums	(459,797)	(427,466)
Net premiums earned	721,072	782,613
Net investment income	226,155	154,446
Net foreign exchange gains	4,794	582
Equity in earnings of other ventures	20,376	15,773
Other loss	(7,701)	(1,763)
Net realized losses on investments	(7,481)	(41,104)
Total revenues	957,215	910,547
Expenses
Net claims and claim expenses incurred	284,846	306,514
Acquisition expenses	123,238	143,411
Operational expenses	55,051	49,987
Corporate expenses	11,931	11,310
Interest expense	19,174	19,671
Total expenses	494,240	530,893
Income before minority interest and taxes	462,975	379,654
Minority interest - DaVinciRe	(66,506)	(52,664)
Income before taxes	396,469	326,990
Income tax expense	(787)	(277)
Net income	395,682	326,713
Dividends on preference shares	(21,711)	(17,325)
Net income available to common shareholders	$373,971	$309,388

Operating income available to common shareholders per Common Share - diluted (1)	$5.26	$4.88
Net income available to common shareholders per Common Share - basic	$5.25	$4.36
Net income available to common shareholders per Common Share - diluted	$5.16	$4.31

Average shares outstanding - basic	71,270	70,992
Average shares outstanding - diluted	72,472	71,856

Net claims and claim expense ratio	39.5%	39.2%
Underwriting expense ratio	24.7%	24.7%
Combined ratio	64.2%	63.9%
Operating return on average common equity - annualized (1)	28.8%	36.8%
(1)	Operating income excludes net realized losses on investments. See Comments on Regulation G for a reconciliaton to net income.

3

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Quarter to Date

	Three months ended June 30, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$606,215	$238,391	$1,254	$845,860
Net premiums written	$428,355	$181,487		$609,842
Net premiums earned	$225,987	$132,467		$358,454
Net claims and claim expenses incurred	62,528	76,326		138,854
Acquisition expenses	25,927	33,582		59,509
Operational expenses	16,451	10,076		26,527
Underwriting income	$121,081	$12,483		$133,564
Net claims and claim expenses incurred - current accident year	$112,208	$85,793		$198,001
Net claims and claim expenses incurred - prior accident years	(49,680)	(9,467)		(59,147)
Net claims and claim expenses incurred - total	$62,528	$76,326		$138,854

Net claims and claim expense ratio - current accident year	49.7%	64.8%		55.2%
Net claims and claim expense ratio - prior accident years	(22.0%)	(7.1%)		(16.5%)
Net claims and claim expense ratio - calendar year	27.7%	57.7%		38.7%
Underwriting expense ratio	18.8%	33.0%		24.0%
Combined ratio	46.5%	90.7%		62.7%

	Three months ended June 30, 2006
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$562,325	$210,829	$(30,603)	$742,551
Net premiums written	$361,558	$150,686		$512,244
Net premiums earned	$278,061	$152,880		$430,941
Net claims and claim expenses incurred	97,945	109,391		207,336
Acquisition expenses	31,091	43,506		74,597
Operational expenses	19,763	9,293		29,056
Underwriting income (loss)	$129,262	$(9,310)		$119,952
Net claims and claim expenses incurred - current accident year	$100,776	$117,892		$218,668
Net claims and claim expenses incurred - prior accident years	(2,831)	(8,501)		(11,332)
Net claims and claim expenses incurred - total	$97,945	$109,391		$207,336

Net claims and claim expense ratio - current accident year	36.2%	77.1%		50.7%
Net claims and claim expense ratio - prior accident years	(1.0%)	(5.5%)		(2.6%)
Net claims and claim expense ratio - calendar year	35.2%	71.6%		48.1%
Underwriting expense ratio	18.3%	34.5%		24.1%
Combined ratio	53.5%	106.1%		72.2%
(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

4

RenaissanceRe Holdings Ltd.

Consolidated Segment Underwriting Results - Year to Date

	Six months ended June 30, 2007
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$1,122,182	$361,707	$(5,300)	$1,478,589
Net premiums written	$904,574	$276,295		$1,180,869
Net premiums earned	$480,766	$240,306		$721,072
Net claims and claim expenses incurred	154,655	130,191		284,846
Acquisition expenses	54,289	68,949		123,238
Operational expenses	34,642	20,409		55,051
Underwriting income	$237,180	$20,757		$257,937
Net claims and claim expenses incurred - current accident year	$234,614	$156,452		$391,066
Net claims and claim expenses incurred - prior accident years	(79,959)	(26,261)		(106,220)
Net claims and claim expenses incurred - total	$154,655	$130,191		$284,846

Net claims and claim expense ratio - current accident year	48.8%	65.1%		54.2%
Net claims and claim expense ratio - prior accident years	(16.6%)	(10.9%)		(14.7%)
Net claims and claim expense ratio - calendar year	32.2%	54.2%		39.5%
Underwriting expense ratio	18.5%	37.2%		24.7%
Combined ratio	50.7%	91.4%		64.2%

	Six months ended June 30, 2006
	Reinsurance	Individual Risk	Eliminations (1)	Total

Gross premiums written	$1,146,099	$381,553	$(36,709)	$1,490,943
Net premiums written	$910,015	$300,064		$1,210,079
Net premiums earned	$491,434	$291,179		$782,613
Net claims and claim expenses incurred	134,625	171,889		306,514
Acquisition expenses	59,597	83,814		143,411
Operational expenses	32,307	17,680		49,987
Underwriting income	$264,905	$17,796		$282,701
Net claims and claim expenses incurred - current accident year	$176,489	$183,259		$359,748
Net claims and claim expenses incurred - prior accident years	(41,864)	(11,370)		(53,234)
Net claims and claim expenses incurred - total	$134,625	$171,889		$306,514

Net claims and claim expense ratio - current accident year	35.9%	62.9%		46.0%
Net claims and claim expense ratio - prior accident years	(8.5%)	(3.9%)		(6.8%)
Net claims and claim expense ratio - calendar year	27.4%	59.0%		39.2%
Underwriting expense ratio	18.7%	34.9%		24.7%
Combined ratio	46.1%	93.9%		63.9%
(1)	Represents gross premiums ceded from the Individual Risk segment to the Reinsurance segment.

5

RenaissanceRe Holdings Ltd.

Reinsurance Segment - Catastrophe and Specialty Underwriting Results

	Three months ended June 30, 2007			Three months ended June 30, 2006
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total
Gross premiums written	$512,828	$93,387	$606,215	$532,493	$29,832	$562,325
Net premiums written	$334,968	$93,387	$428,355	$331,726	$29,832	$361,558
Net premiums earned	$170,337	$55,650	$225,987	$205,289	$72,772	$278,061
Net claims and claim expenses incurred	45,570	16,958	62,528	69,250	28,695	97,945
Acquisition expenses	17,892	8,035	25,927	22,656	8,435	31,091
Operational expenses	11,761	4,690	16,451	13,138	6,625	19,763
Underwriting income	$95,114	$25,967	$121,081	$100,245	$29,017	$129,262
Net claims and claim expenses incurred - current accident year	$64,569	$47,639	$112,208	$54,260	$46,516	$100,776
Net claims and claim expenses incurred - prior accident years	(18,999)	(30,681)	(49,680)	14,990	(17,821)	(2,831)
Net claims and claim expenses incurred - total	$45,570	$16,958	$62,528	$69,250	$28,695	$97,945

Net claims and claim expense ratio - current accident year	37.9%	85.6%	49.7%	26.4%	63.9%	36.2%
Net claims and claim expense ratio - prior accident years	(11.2%)	(55.1%)	(22.0%)	7.3%	(24.5%)	(1.0%)
Net claims and claim expense ratio - calendar year	26.7%	30.5%	27.7%	33.7%	39.4%	35.2%
Underwriting expense ratio	17.4%	22.9%	18.8%	17.4%	20.7%	18.3%
Combined ratio	44.1%	53.4%	46.5%	51.1%	60.1%	53.5%

	Six months ended June 30, 2007			Six months ended June 30, 2006
	Catastrophe	Specialty	Total	Catastrophe	Specialty	Total

Gross premiums written	$911,792	$210,390	$1,122,182	$973,203	$172,896	$1,146,099
Net premiums written	$694,184	$210,390	$904,574	$737,119	$172,896	$910,015
Net premiums earned	$370,730	$110,036	$480,766	$361,095	$130,339	$491,434
Net claims and claim expenses incurred	136,862	17,793	154,655	111,708	22,917	134,625
Acquisition expenses	39,526	14,763	54,289	41,921	17,676	59,597
Operational expenses	25,438	9,204	34,642	20,730	11,577	32,307
Underwriting income	$168,904	$68,276	$237,180	$186,736	$78,169	$264,905
Net claims and claim expenses incurred - current accident year	$154,530	$80,084	$234,614	$85,753	$90,736	$176,489
Net claims and claim expenses incurred - prior accident years	(17,668)	(62,291)	(79,959)	25,955	(67,819)	(41,864)
Net claims and claim expenses incurred - total	$136,862	$17,793	$154,655	$111,708	$22,917	$134,625

Net claims and claim expense ratio - current accident year	41.7%	72.8%	48.8%	23.7%	69.6%	35.9%
Net claims and claim expense ratio - prior accident years	(4.8%)	(56.6%)	(16.6%)	7.2%	(52.0%)	(8.5%)
Net claims and claim expense ratio - calendar year	36.9%	16.2%	32.2%	30.9%	17.6%	27.4%
Underwriting expense ratio	17.5%	21.8%	18.5%	17.4%	22.4%	18.7%
Combined ratio	54.4%	38.0%	50.7%	48.3%	40.0%	46.1%

6

RenaissanceRe Holdings Ltd.

Reinsurance Segment Gross Premiums Written

	Three months ended
	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006
Renaissance catastrophe premiums	$340,913	$240,027	$20,630	$92,150	$377,063
Renaissance specialty premiums	93,258	107,590	28,164	20,367	27,736
Total Renaissance premiums	434,171	347,617	48,794	112,517	404,799

DaVinci catastrophe premiums	171,915	158,937	2,554	10,578	155,430
DaVinci specialty premiums	129	9,413	371	250	2,096
Total DaVinci premiums	172,044	168,350	2,925	10,828	157,526

Total Reinsurance premiums	$606,215	$515,967	$51,719	$123,345	$562,325
Total specialty premiums (1)	$93,387	$117,003	$28,535	$20,617	$29,832
Total catastrophe premiums	$512,828	$398,964	$23,184	$102,728	$532,493
Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	26,822	36,903	—	1,189	24,270
Catastrophe premiums assumed from the Individual Risk segment	1,254	(6,554)	1,632	(31,109)	(28,990)
Total managed catastrophe premiums (3)	540,904	429,313	24,816	72,808	527,773
Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	(65,798)	6,435	322	(3,046)	(111,253)
Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$475,106	$435,748	$25,138	$69,762	$416,520
(1)

Total specialty premiums written includes $nil, $nil, $nil, $0.7 million and $1.6 million of premiums assumed from the Individual Risk segment for the three months ended June 30, 2007, March 31, 2007, December 31, 2006, September 30, 2006 and June 30, 2006.

(2)	Top Layer Re is accounted for under the equity method of accounting.
(3)	See Comments on Regulation G.

7

RenaissanceRe Holdings Ltd.

Reinsurance Segment Gross Premiums Written

	Six months ended
	June 30, 2007	June 30, 2006
Renaissance catastrophe premiums	$580,940	$660,859
Renaissance specialty premiums	200,848	149,580
Total Renaissance premiums	781,788	810,439

DaVinci catastrophe premiums	330,852	312,344
DaVinci specialty premiums	9,542	23,316
Total DaVinci premiums	340,394	335,660

Total Reinsurance premiums	$1,122,182	$1,146,099
Total specialty premiums (1)	$210,390	$172,896
Total catastrophe premiums	$911,792	$973,203

Catastrophe premiums written on behalf of our joint venture, Top Layer Re (2)	63,725	50,055
Catastrophe premiums assumed from the Individual Risk segment	(5,300)	(35,096)
Total managed catastrophe premiums (3)	970,217	988,162
Managed catastrophe premiums assumed on behalf of fully-collateralized joint ventures	(59,363)	(111,253)
Total managed catastrophe premiums, net of fully-collateralized joint ventures (3)	$910,854	$876,909

(1)	Total specialty premiums written includes $nil and $1.6 million of premiums assumed from the Individual Risk segment for the six months ended June 30, 2007 and 2006, respectively.
(2)	Top Layer Re is accounted for under the equity method of accounting.
(3)	See comments on Regulation G.

8

RenaissanceRe Holdings Ltd.

Individual Risk Segment Gross Premiums Written

	Three months ended
	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006
By Type of Business
Commercial multi-line	$161,125	$59,141	$62,942	$92,056	$137,162
Commercial property	75,013	42,505	47,199	46,597	78,407
Personal lines property	2,253	21,670	31,460	27,585	(4,740)
Total Individual Risk premiums	$238,391	$123,316	$141,601	$166,238	$210,829

	Six months ended
	June 30, 2007	June 30, 2006
By Type of Business
Commercial multi-line	$220,266	$203,989
Commercial property	117,518	132,409
Personal lines property	23,923	45,155
Total Individual Risk premiums	$361,707	$381,553

9

DaVinciRe Holdings Ltd. and Subsidiary

Consolidated Statements of Operations

	Three months ended
	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sep. 30, 2006	June 30, 2006
Revenues
Gross premiums written	$172,044	$168,350	$2,925	$10,828	$157,526
Net premiums written	$159,155	$166,251	$3,117	$1,211	$129,493
(Increase) decrease in unearned premiums	(83,855)	(87,786)	66,821	70,893	(52,822)
Net premiums earned	75,300	78,465	69,938	72,104	76,671
Net investment income	18,961	18,657	16,572	16,036	14,372
Net foreign exchange (losses) gains	(170)	897	(1,428)	(59)	(2,905)
Other loss	(3,422)	(3,448)	(1,045)	(952)	(136)
Net realized (losses) gains on investments	(2,972)	763	646	1,178	(6,012)
Total revenues	87,697	95,334	84,683	88,307	81,990
Expenses
Net claims and claim expenses incurred	12,587	35,118	9,251	(6,574)	32,001
Acquisition expenses	17,233	12,771	16,567	18,341	13,334
Operational and corporate expenses	7,795	7,827	8,154	7,688	7,721
Interest expense	3,033	3,000	2,469	2,377	2,295
Total expenses	40,648	58,716	36,441	21,832	55,351
Income before minority interest	47,049	36,618	48,242	66,475	26,639
Minority interest	(101)	(79)	(103)	(138)	(58)
Net income	$46,948	$36,539	$48,139	$66,337	$26,581
Net claims and claim expenses incurred - current accident year	$20,037	$40,012	$11,422	$(2,032)	$21,437
Net claims and claim expenses incurred - prior accident years	(7,450)	(4,894)	(2,171)	(4,542)	10,564
Net claims and claim expenses incurred - total	$12,587	$35,118	$9,251	$(6,574)	$32,001

Net claims and claim expense ratio - current accident year	26.6%	51.0%	16.3%	(2.8%)	27.9%
Net claims and claim expense ratio - prior accident years	(9.9%)	(6.2%)	(3.1%)	(6.3%)	13.8%
Net claims and claim expense ratio - calendar year	16.7%	44.8%	13.2%	(9.1%)	41.7%
Underwriting expense ratio	33.2%	26.3%	35.3%	36.1%	27.5%
Combined ratio	49.9%	71.1%	48.5%	27.0%	69.2%

10

RenaissanceRe Holdings Ltd.

Summary Consolidated Balance Sheets

	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006
Assets
Fixed maturity investments available for sale, at fair value	$3,179,189	$3,155,864	$3,111,930	$3,176,045	$3,079,855
Short term investments, at cost	2,268,172	2,183,564	2,410,971	1,841,330	1,911,693
Other investments, at fair value	661,709	620,576	592,829	559,256	526,844
Investments in other ventures, under equity method	235,371	239,021	227,075	195,787	186,979
Total investments	6,344,441	6,199,025	6,342,805	5,772,418	5,705,371
Cash and cash equivalents	266,455	270,608	214,399	245,817	187,340
Premiums receivable	927,657	538,720	419,150	623,869	857,687
Ceded reinsurance balances	241,488	116,020	133,971	232,439	241,315
Losses recoverable	236,990	248,599	301,854	394,335	464,556
Accrued investment income	41,824	41,881	41,234	38,437	37,639
Deferred acquisition costs	171,931	124,282	106,918	138,922	158,600
Receivable for investments sold	248,406	109,554	61,061	18	203
Other assets	134,190	138,427	147,634	93,302	85,918
Total assets	$8,613,382	$7,787,116	$7,769,026	$7,539,557	$7,738,629

Liabilities, Minority Interest and Shareholders’ Equity
Liabilities
Reserve for claims and claim expenses	$2,128,216	$2,109,864	$2,098,155	$2,155,213	$2,347,525
Reserve for unearned premiums	1,145,739	768,882	578,424	900,133	1,113,391
Debt	450,000	450,000	450,000	410,000	485,000
Subordinated obligation to capital trust	—	—	103,093	103,093	103,093
Reinsurance balances payable	344,945	232,832	395,083	437,653	477,477
Payable for investments purchased	255,852	138,110	88,089	54,953	55,138
Other liabilities	114,406	104,300	125,401	68,874	63,053
Total liabilities	4,439,158	3,803,988	3,838,245	4,129,919	4,644,677
Minority interest - DaVinciRe	714,186	679,568	650,284	612,431	555,433
Shareholders’ Equity
Preference shares	650,000	650,000	800,000	500,000	500,000
Common shares	72,266	72,289	72,140	72,108	71,849
Additional paid-in capital	283,693	279,979	284,123	286,592	284,613
Accumulated other comprehensive income	12,939	27,420	25,217	25,472	4,993
Retained earnings	2,441,140	2,273,872	2,099,017	1,913,035	1,677,064
Total shareholders’ equity	3,460,038	3,303,560	3,280,497	2,797,207	2,538,519
Total liabilities, minority interest and shareholders’ equity	$8,613,382	$7,787,116	$7,769,026	$7,539,557	$7,738,629
Book value per common share	$38.88	$36.71	$34.38	$31.86	$28.37
Common shares outstanding	72,266	72,289	72,140	72,108	71,849

11

RenaissanceRe Holdings Ltd.

Composition of Investment Portfolio

	June 30, 2007		Mar. 31, 2007		Dec. 31, 2006		Sep. 30, 2006		June 30, 2006
TYPE OF INVESTMENT
U.S. treasuries and agencies	$1,006,808	15.9%	$1,214,606	19.6%	$1,180,064	18.6%	$1,403,475	24.2%	$1,388,386	24.3%
Non-U.S. government	143,004	2.3%	146,774	2.4%	154,848	2.4%	153,396	2.7%	147,249	2.6%
Corporate	967,070	15.2%	1,015,171	16.4%	995,410	15.7%	855,272	14.8%	817,097	14.3%
Mortgage-backed	634,066	10.0%	405,205	6.5%	397,741	6.3%	389,868	6.8%	396,794	7.0%
Asset-backed	428,241	6.7%	374,108	6.0%	383,867	6.1%	374,034	6.5%	330,329	5.8%
Total fixed maturities available for sale	3,179,189	50.1%	3,155,864	50.9%	3,111,930	49.1%	3,176,045	55.0%	3,079,855	54.0%
Short term investments, at cost	2,268,172	35.8%	2,183,564	35.2%	2,410,971	38.0%	1,841,330	31.9%	1,911,693	33.5%
Other investments, at fair value	661,709	10.4%	620,576	10.0%	592,829	9.3%	559,256	9.7%	526,844	9.2%
Total managed investment portfolio	6,109,070	96.3%	5,960,004	96.1%	6,115,730	96.4%	5,576,631	96.6%	5,518,392	96.7%
Investments in other ventures, under equity method	235,371	3.7%	239,021	3.9%	227,075	3.6%	195,787	3.4%	186,979	3.3%
Total investments	$6,344,441	100.0%	$6,199,025	100.0%	$6,342,805	100.0%	$5,772,418	100.0%	$5,705,371	100.0%
CREDIT QUALITY OF FIXED MATURITIES
AAA	$2,339,451	73.6%	$2,286,168	72.4%	$2,248,182	72.2%	$2,455,167	77.3%	$2,392,763	77.7%
AA	484,035	15.2%	514,643	16.3%	479,340	15.4%	339,209	10.7%	308,840	10.0%
A	161,038	5.1%	157,437	5.0%	167,068	5.4%	172,119	5.4%	181,165	5.9%
BBB	115,184	3.6%	122,030	3.9%	139,453	4.5%	138,423	4.4%	130,218	4.2%
Non-investment grade	79,481	2.5%	75,586	2.4%	77,887	2.5%	71,127	2.2%	66,869	2.2%
Total fixed maturities available for sale	$3,179,189	100.0%	$3,155,864	100.0%	$3,111,930	100.0%	$3,176,045	100.0%	$3,079,855	100.0%

MATURITY PROFILE OF FIXED MATURITIES
Due in less than one year	$471,367	14.8%	$529,078	16.8%	$508,982	16.4%	$329,405	10.4%	$299,264	9.7%
Due after one through five years	1,324,211	41.6%	1,534,647	48.6%	1,539,509	49.5%	1,777,781	55.9%	1,769,729	57.4%
Due after five through ten years	240,195	7.6%	221,741	7.0%	178,143	5.7%	215,586	6.8%	199,011	6.5%
Due after ten years	81,109	2.6%	91,085	2.9%	103,688	3.3%	89,371	2.8%	84,728	2.8%
Mortgage-backed securities	634,066	19.9%	405,205	12.8%	397,741	12.8%	389,868	12.3%	396,794	12.9%
Asset-backed securities	428,241	13.5%	374,108	11.9%	383,867	12.3%	374,034	11.8%	330,329	10.7%
Total fixed maturities available for sale	$3,179,189	100.0%	$3,155,864	100.0%	$3,111,930	100.0%	$3,176,045	100.0%	$3,079,855	100.0%

	As of or for the three months ended
	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sep. 30, 2006	June 30, 2006

Average yield to maturity of fixed maturities and short term investments	5.4%	5.1%	5.3%	5.2%	5.5%
Average duration of fixed maturities and short term investments	1.3	1.3	1.3	1.4	1.4
Average credit quality of fixed maturities and short term investments	AA	AA	AA	AA	AA

12

RenaissanceRe Holdings Ltd.

Summary of Other Investments

	June 30, 2007	Mar. 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006
TYPE OF INVESTMENT
Private equity partnerships	$278,312	$247,809	$223,245	$208,583	$194,280
Catastrophe bonds	123,549	115,865	114,614	50,041	—
Senior secured bank loan fund	84,136	83,007	81,428	79,831	78,535
Hedge funds	72,577	73,283	72,439	125,262	159,837
Non-U.S. convertible fund	39,671	37,754	36,080	32,815	32,149
European high yield credit fund	33,453	32,847	31,919	29,620	29,022
Medium term note representing an interest in a pool of European fixed income securities	30,000	30,000	30,000	30,000	30,000
Miscellaneous other investments	11	11	3,104	3,104	3,021
Total other investments	$661,709	$620,576	$592,829	$559,256	$526,844

TYPE OF INVESTMENT
Private equity partnerships	42.0%	39.9%	37.7%	37.2%	36.9%
Catastrophe bonds	18.7%	18.7%	19.3%	8.9%	0.0%
Senior secured bank loan fund	12.7%	13.4%	13.7%	14.3%	14.9%
Hedge funds	11.0%	11.8%	12.2%	22.4%	30.3%
Non-U.S. convertible fund	6.0%	6.1%	6.1%	5.9%	6.1%
European high yield credit fund	5.1%	5.3%	5.4%	5.3%	5.5%
Medium term note representing an interest in a pool of European fixed income securities	4.5%	4.8%	5.1%	5.4%	5.7%
Miscellaneous other investments	0.0%	0.0%	0.5%	0.6%	0.6%
Total other investments	100.0%	100.0%	100.0%	100.0%	100.0%

13

RenaissanceRe Holdings Ltd.

Reserve for Claims and Claim Expenses

June 30, 2007	Case Reserves	Additional Case Reserves	IBNR	Total
Property catastrophe reinsurance	$337,825	$258,807	$288,602	$885,234
Specialty reinsurance	101,025	75,551	408,954	585,530
Total Reinsurance	438,850	334,358	697,556	1,470,764
Individual Risk	261,637	19,263	376,552	657,452
Total	$700,487	$353,621	$1,074,108	$2,128,216

March 31, 2007
Property catastrophe reinsurance	$380,995	$282,113	$247,714	$910,822
Specialty reinsurance	94,178	78,215	406,171	578,564
Total Reinsurance	475,173	360,328	653,885	1,489,386
Individual Risk	267,059	21,088	332,331	620,478
Total	$742,232	$381,416	$986,216	$2,109,864

December 31, 2006
Property catastrophe reinsurance	$366,337	$282,544	$226,579	$875,460
Specialty reinsurance	104,010	77,315	412,466	593,791
Total Reinsurance	470,347	359,859	639,045	1,469,251
Individual Risk	272,119	15,611	341,174	628,904
Total	$742,466	$375,470	$980,219	$2,098,155

September 30, 2006
Property catastrophe reinsurance	$432,924	$265,016	$221,404	$919,344
Specialty reinsurance	104,298	75,811	414,250	594,359
Total Reinsurance	537,222	340,827	635,654	1,513,703
Individual Risk	286,624	19,774	335,112	641,510
Total	$823,846	$360,601	$970,766	$2,155,213

June 30, 2006
Property catastrophe reinsurance	$498,426	$309,485	$224,725	$1,032,636
Specialty reinsurance	175,937	88,563	414,323	678,823
Total Reinsurance	674,363	398,048	639,048	1,711,459
Individual Risk	284,780	15,566	335,720	636,066
Total	$959,143	$413,614	$974,768	$2,347,525

14

RenaissanceRe Holdings Ltd.

Paid to Incurred Analysis

	Three months ended June 30, 2007			Three months ended June 30, 2006
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,109,864	$248,599	$1,861,265	$2,419,252	$625,697	$1,793,555
Incurred losses and loss expenses
Current year	235,709	37,708	198,001	230,094	11,426	218,668
Prior years	(63,890)	(4,743)	(59,147)	(24,300)	(12,968)	(11,332)
Total incurred losses and loss expenses	171,819	32,965	138,854	205,794	(1,542)	207,336
Paid losses and loss expenses
Current year	7,797	2,220	5,577	32,979	41	32,938
Prior years	145,670	42,354	103,316	244,542	159,558	84,984
Total paid losses and loss expenses	153,467	44,574	108,893	277,521	159,599	117,922
Reserve for losses and loss expenses, end of period	$2,128,216	$236,990	$1,891,226	$2,347,525	$464,556	$1,882,969

	Six months ended June 30, 2007			Six months ended June 30, 2006
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for losses and loss expenses, beginning of period	$2,098,155	$301,854	$1,796,301	$2,614,551	$673,190	$1,941,361
Incurred losses and loss expenses
Current year	449,747	58,681	391,066	389,845	30,097	359,748
Prior years	(102,542)	3,678	(106,220)	(70,865)	(17,631)	(53,234)
Total incurred losses and loss expenses	347,205	62,359	284,846	318,980	12,466	306,514
Paid losses and loss expenses
Current year	19,890	2,966	16,924	34,644	41	34,603
Prior years	297,254	124,257	172,997	551,362	221,059	330,303
Total paid losses and loss expenses	317,144	127,223	189,921	586,006	221,100	364,906
Reserve for losses and loss expenses, end of period	$2,128,216	$236,990	$1,891,226	$2,347,525	$464,556	$1,882,969

15

RenaissanceRe Holdings Ltd.

Equity in Earnings of Other Ventures

	Three months ended
	June 30, 2007	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006
ChannelRe	$5,189	$4,829	$5,653	$5,142	$4,639
Top Layer Re	3,761	3,933	3,232	3,176	3,506
Starbound	302	1,686	880	941	305
Starbound II	344	—	—	—	—
Tower Hill	79	253	(1,141)	872	771
Total equity in earnings of other ventures	$9,675	$10,701	$8,624	$10,131	$9,221
	Six months ended
	June 30, 2007	June 30, 2006
Channel Re	$10,018	$8,302
Top Layer Re	7,694	6,295
Starbound	1,988	305
Starbound II	344	—
Tower Hill	332	871
Total equity in earnings of other ventures	$20,376	$15,773

16

RenaissanceRe Holdings Ltd.

Ratings

At June 30, 2007	S&P	A.M. Best	Moody’s
REINSURANCE SEGMENT[1]
Renaissance Reinsurance	A+	A	A2
DaVinci	A	A	—
Top Layer Re	AA	A+	—
Renaissance Europe	—	A	—
INDIVIDUAL RISK SEGMENT[1]
Glencoe	—	A-	—
Stonington	—	A-	—
Stonington Lloyds	—	A-	—
Lantana	—	A-	—
RENAISSANCERE[2]	A-	bbb+	Baa1
1	The S&P, A.M. Best and Moody’s ratings for the companies in the Reinsurance and Individual Risk segments reflect the insurer’s financial strength rating.
2	The S&P, A.M. Best and Moody’s ratings for RenaissanceRe represent the credit ratings on its senior unsecured debt.

17

RenaissanceRe Holdings Ltd.

Comments on Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures in this Financial Supplement within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company’s management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for the comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company’s overall financial performance.

The Company uses “operating income” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income” as used herein differs from “net income available to common shareholders”, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized gains and losses on investments. In addition, the Company’s management believes that “operating income” is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s investment portfolio, which is not considered by management to be a relevant indicator of business operations. The Company also uses “operating income” to calculate “operating income per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of 1) net income available to common shareholders to operating income available to common shareholders; 2) net income available to common shareholders per common share - diluted to operating income available to common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity, annualized:

	Three months ended					Six months ended
	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006	June 30, 2006	June 30, 2007	June 30, 2006
Net income available to common shareholders	$183,166	$190,805	$201,135	$251,112	$130,408	$373,971	$309,388
Adjustment for net realized losses (gains) on investments	11,566	(4,085)	(2,489)	(4,151)	24,348	7,481	41,104
Operating income available to common shareholders	$194,732	$186,720	$198,646	$246,961	$154,756	$381,452	$350,492
Net income available to common shareholders per common share - diluted	$2.53	$2.63	$2.78	$3.48	$1.81	$5.16	$4.31
Adjustment for net realized losses (gains) on investments	0.16	(0.06)	(0.04)	(0.06)	0.34	0.10	0.57
Operating income available to common shareholders per common share - diluted	$2.69	$2.57	$2.74	$3.42	$2.15	$5.26	$4.88
Return on average common equity - annualized	26.8%	29.7%	33.7%	46.3%	26.4%	28.2%	32.5%
Adjustment for net realized losses (gains) on investments	1.7%	(0.6%)	(0.4%)	(0.7%)	4.9%	0.6%	4.3%
Operating return on average common equity - annualized	28.5%	29.1%	33.3%	45.6%	31.3%	28.8%	36.8%

The Company has also included in this Press Release “managed catastrophe premiums” and “managed catastrophe premiums, net of fully-collateralized joint ventures”. “Managed catastrophe premiums” is defined as gross catastrophe premiums written by Renaissance Reinsurance and its related joint ventures, excluding catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting and the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment. “Managed catastrophe premiums, net of fully-collateralized joint ventures” differ from total catastrophe premiums, which the Company believes is the most directly comparable GAAP measure, due to: 1) the inclusion of catastrophe premiums written on behalf of the Company’s joint venture Top Layer Re, which is accounted for under the equity method of accounting; 2) the exclusion of catastrophe premiums assumed from the Company’s Individual Risk segment; and 3) the deduction of catastrophe premiums that are written by the Company and ceded directly to the Company’s fully-collateralized joint ventures which include Starbound Reinsurance Ltd., Starbound Reinsurance II Ltd. and Timicuan Reinsurance Ltd. The Company’s management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. The Company believes “managed catastrophe premiums, net of fully-collateralized joint ventures” is also a useful measure to investors and other interested parties because it provides a measure of total catastrophe reinsurance premiums assumed by the Company through its consolidated subsidiaries and related joint ventures, net of catastrophe premiums assumed from the Company’s Individual Risk segment and net of catastrophe premiums written directly on behalf of the Company’s fully-collateralized joint ventures.

18